RESIGNATION OF KEVIN ERICKSTEEN
                                       AS
                             DIRECTOR AND PRESIDENT
                                       OF
                               AM MARKETING, INC.


I, Kevin Ericksteen, do hereby tender my resignation from the Board of Directors of AM Marketing, Inc., and as its President, with my resignation becoming effective with the appointment of, and written acceptance by Mr. Dick Ford to the Corporation's Board of Directors and as the Corporation's President.

Dated:  January 2, 2002


                                         /s/ Kevin Ericksteen
                                         ----------------------------
                                         Kevin Ericksteen, Director